497(g)
                                                              File No. 333-43587
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                        PAX WORLD MONEY MARKET FUND, INC.

                       SUPPLEMENT DATED SEPTEMBER 18, 2002

                        TO PROSPECTUS DATED MAY 31, 2002

                                MMA PRAXIS CLASS

Effective December 15, 2002, a fee of $16 will be imposed on certain shareholder accounts with a balance of less than $2,000. The following information supplements the information on page 14 of the prospectus:

Small Account Fee

         To offset the relatively higher costs of servicing smaller accounts, you will be charged a fee at an annual rate of $16 if your account balance for the Fund falls below a minimum level of $2,000, except for UGMA and most individual qualified retirement plan accounts for which the minimum level is $1,000. However, you will not be charged this fee if the aggregate value of all of your MMA Praxis Mutual Fund accounts is at least $10,000. Accounts participating in the automatic investment plan, accounts opened through a financial institution, pension plan accounts administered by a third-party plan administrator, accounts that are exempt from sales charges for new purchases, and brokerage accounts are not subject to this fee. The small account fee will be deducted automatically from your below-minimum Fund account on a quarterly basis and paid to BISYS Fund Services, the Fund's transfer agent. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter.






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